                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 1, 2003


         Advanta Business Receivables Corp., as Transferor on behalf of
                       Advanta Business Card Master Trust
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Nevada                        333-81788                    23-2852207
---------------           ------------------------            -------------
(State or Other           (Commission File Number)            (IRS Employer
Jurisdiction of                                           Identification Number)
 Incorporation)

                       Advanta Business Receivables Corp.
               (Exact Name of Registrant as Specified in Charter)

    Nevada                       333-81788                      23-2852207
---------------           ------------------------            -------------
(State or Other           (Commission File Number)            (IRS Employer
Jurisdiction of                                           Identification Number)
 Incorporation)

Attention: General Counsel
639 Isbell Road
Suite 390
Reno, Nevada                                                            89509
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (775) 823-3080

          (Former name or former address, if changed since last report)
--------------------------------------------------------------------------------

ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE

DESCRIPTION OF THE NOTES AND THE RECEIVABLES.

      Advanta Business Receivables Corp. (the "Registrant") registered the Advanta Business Card Master Trust Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (file No. 333-81788), as amended (the "Registration Statement").

      As set forth in the Registration Statement, the Registrant formed Advanta Business Card Master Trust (the "Issuer") which issued $386,000,000 in aggregate principal amount of its Series 2003-A Asset Backed Notes (the "Notes") that were registered pursuant to the Registration Statement on February 25, 2003 (the "Closing Date").

      The primary assets of the Issuer are a pool of receivables in a portfolio of MasterCard(R)1 and VISA(R)1 business revolving credit card accounts.

      This Current Report on Form 8-K is being filed to provide certain updated information regarding the experience of the Advanta Business Card Portfolio as of May 1, 2003.

                         ADVANTA BUSINESS CARD PORTFOLIO

DELINQUENCY AND LOSS EXPERIENCE

      The following tables set forth the delinquency and loss experience for each of the periods shown for the Advanta Business Card Portfolio. As of the beginning of the day on May 1, 2003, the Advanta Business Card Portfolio included receivables from accounts designated to the trust and forming the trust assets in an aggregate amount equal to $2,746,028,269. As of May 1, 2003, the trust portfolio constituted 98.63% of the Advanta Business Card Portfolio. The accounts designated to the trust have been selected from the accounts in the Advanta Business Card Portfolio based on certain eligibility criteria specified in the transfer and servicing agreement.

      Actual delinquency and loss experience for the receivables in the trust may be different from that set forth below for the Advanta Business Card Portfolio, for reasons including:

      o because the trust portfolio, as of May 1, 2003, constitutes 98.63% of the Advanta Business Card Portfolio;

      o because additional sellers may in the future originate or acquire accounts to be designated to the trust; and

      o because the transferor will have the right, subject to certain conditions set forth in the transfer and servicing agreement, and in some circumstances, the obligation, to

----------
1 MasterCard(R)and VISA(R)are federally registered servicemarks of MasterCard International Inc. and VISA, U.S.A. Inc., respectively.

            designate additional accounts, and to convey to the trust all receivables in such additional accounts, which additional accounts may not have the same characteristics as accounts previously designated to the trust.

      We cannot assure you that the future delinquency and loss experience for the receivables in either the Advanta Business Card Portfolio or the trust portfolio will be similar to the historical experience of the Advanta Business Card Portfolio set forth below.

                         ADVANTA BUSINESS CARD PORTFOLIO
                            DELINQUENCY EXPERIENCE(1)
                             (DOLLARS IN THOUSANDS)

                                                  AS OF MARCH 31, 2003
                                        ---------------------------------------
RECEIVABLES OUTSTANDING:                               $2,744,182
RECEIVABLES DELINQUENT AND                                       % OF RECEIVABLES
NUMBER OF DAYS DELINQUENT               DELINQUENT AMOUNT           OUTSTANDING
--------------------------              -----------------           -----------
30 to 59 days ..........                    $ 51,004                    1.86%
60 to 89 days ..........                    $ 38,755                    1.41%
90 to 119 days .........                    $ 32,979                    1.20%
120 to 149 days ........                    $ 27,350                    1.00%
150 to 179 days ........                    $ 24,328                    0.89%
180 or more days .......                    $      0                    0.00%
                                            --------
TOTAL (30+days past due)                    $174,416                    6.36%
                                            ========                    ====

----------

(1) The receivables outstanding on the accounts consist of all amounts due from cardholders as posted to the accounts as of the end of the period shown, including principal and finance charge and administrative receivables.

                         ADVANTA BUSINESS CARD PORTFOLIO
                            DELINQUENCY EXPERIENCE(1)
                             (DOLLARS IN THOUSANDS)

                                                               AS OF DECEMBER 31,
                    --------------------------------------------------------------------------------------------------------------
                          2002                   2001                   2000                   1999                   1998
                    -----------------      -----------------      -----------------      -----------------      -----------------

       RECEIVABLES
      OUTSTANDING:      $2,594,230            $2,042,974             $1,659,224             $1,040,114              $814,734

       RECEIVABLES
        DELINQUENT
        AND NUMBER               % OF                    % OF                   % OF                   % OF                  % OF
          OF DAYS DELINQUENT RECEIVABLES DELINQUENT RECEIVABLES DELINQUENT RECEIVABLES DELINQUENT RECEIVABLES DELINQUENT RECEIVABLES
       DELINQUENT   AMOUNT   OUTSTANDING   AMOUNT   OUTSTANDING   AMOUNT   OUTSTANDING   AMOUNT   OUTSTANDING   AMOUNT  OUTSTANDING
    ------------    ------   -----------   ------   -----------   ------   -----------   ------   -----------   ------  -----------
    30 to 59 days  $ 44,409     1.71%     $ 38,702     1.89%     $ 27,104     1.63%     $ 13,050    1.25%      $ 11,600     1.42%
    60 to 89 days  $ 33,831     1.31%     $ 30,453     1.49%     $ 18,347     1.11%     $  8,300    0.80%      $  8,007     0.98%
   90 to 119 days  $ 30,066     1.16%     $ 24,691     1.21%     $ 14,274     0.86%     $  6,650    0.64%      $  6,347     0.78%
  120 to 149 days  $ 25,245     0.97%     $ 21,318     1.04%     $ 12,303     0.74%     $  5,523    0.53%      $  5,312     0.65%
  150 to 179 days  $ 25,975     1.00%     $ 20,501     1.00%     $ 10,742     0.65%     $  4,633    0.45%      $  4,462     0.55%
 180 or more days  $      8     0.00%     $    372     0.02%     $    145     0.01%     $    280    0.03%      $    172     0.02%
                   --------     ----      --------     ----      --------     ----      --------    ----       --------     ----
            TOTAL
(30+days past due) $159,534     6.15%     $136,037     6.65%     $ 82,915     5.00%     $ 38,436    3.70%      $ 35,900     4.40%
                   ========     ====      ========     ====      ========     ====      ========    ====       ========     ====

----------

(1) The receivables outstanding on the accounts consist of all amounts due from cardholders as posted to the accounts as of the end of the period shown, including principal and finance charge and administrative receivables.

                         ADVANTA BUSINESS CARD PORTFOLIO
                                 LOSS EXPERIENCE
                             (DOLLARS IN THOUSANDS)


                             THREE MONTHS                                  YEAR ENDED DECEMBER 31,
                                ENDED            --------------------------------------------------------------------------
                            MARCH 31, 2003          2002            2001            2000            1999            1998
                            --------------       ----------      ----------      ----------      ----------      ----------
Average Receivables
   Outstanding(1) .......     $2,687,267         $2,199,967      $1,872,314      $1,372,717      $  892,862      $  744,192
Gross Total Losses(2) ...     $   73,286         $  244,703      $  178,067      $   77,948      $   53,268      $   51,010
Interest Charged-Off(3) .     $   14,190         $   31,375      $   20,977      $    7,746      $    4,091      $    3,400
                              ----------         ----------      ----------      ----------      ----------      ----------
Gross Principal Losses(4)     $   59,096         $  213,328      $  157,090      $   70,202      $   49,177      $   47,610
Recoveries ..............     $    5,212         $   19,646      $   13,564      $    5,566      $    4,868      $    3,890
                              ----------         ----------      ----------      ----------      ----------      ----------
Net Principal Losses(5) .     $   53,884         $  193,682      $  143,526      $   64,636      $   44,309      $   43,720
                              ==========         ==========      ==========      ==========      ==========      ==========
Net Principal Losses as a
   Percentage of Average
   Receivables
   Outstanding(5) .......           8.02%(6)           8.80%           7.67%           4.71%           4.96%           5.87%

----------

(1) Average Receivables Outstanding for each indicated period is calculated as the weighted average of each month's average daily balance for such periods and includes principal and finance charge and administrative receivables.

(2) Gross Total Losses include charge-offs of principal and finance charge and administrative receivables.

(3) Interest Charged-Off includes charge-offs of finance charge and administrative receivables.

(4) Gross Principal Losses are calculated as gross total losses less interest charge-offs.

(5) Net Principal Losses are calculated as gross total losses less interest charge-offs less recoveries.

(6)   Annualized.

DELINQUENCY AND LOSS TRENDS

      We believe that the total delinquency rates in the Advanta Business Card Portfolio were stable to declining between December 31, 2001 and March 31, 2003 for a number of reasons, including improvements in the management of our collections activities, a shift to targeting higher credit quality businesses and the growth of the Advanta Business Card Portfolio from approximately $2.04 billion at year end 2001, to approximately $2.74 billion as of March 31, 2003. The trends in the loss rates are attributable to, among other factors, including those mentioned above, a decline in overall economic conditions in the United States during the past few years and increases in yearly bankruptcy filings. The loss rate has been trending lower since the start of the second half of 2002. The delinquency and loss experience for the portfolio reflects, among other factors, the changes in the growth rates in the portfolio, the changes in the mix of businesses and usage patterns, the seasoning of the accounts, collection efforts and general economic conditions. We cannot provide you with assurance about the delinquency rates or loss rates to be realized in the future.

RECEIVABLE YIELD CONSIDERATIONS

      The yield on the Advanta Business Card Portfolio for certain periods is set forth in the following table. The historical yield figures in the table are calculated on an accrual basis. Collections of finance charge and administrative receivables included in the trust portfolio are calculated on a cash basis and may not reflect the historical yield experience for accounts in the Advanta Business Card Portfolio. During periods of increasing delinquencies or periodic payment deferral programs, accrual yields may exceed cash amounts accrued and billed to cardholders. Conversely, cash yields may exceed accrual yields as amounts collected in a current period may include amounts accrued during prior periods. Revenues from finance charges and fees on an accrual and cash basis will be affected by numerous factors, including the rates of the finance charges on principal receivables, the amount of other fees paid by cardholders, the percentage of cardholders who pay off their balances in full each month, and changes in delinquency rates. There can be no assurance that the portfolio yield in the future will be similar to the historical experience set forth below or that the portfolio yield experience with respect to the trust portfolio, which is only a portion of the Advanta Business Card Portfolio, will be similar to the historical experience for the Advanta Business Card Portfolio.

FICO SCORES AT TIME OF ORIGINATION

      The bank has always used FICO1(R)* scores of the signing individuals as a factor in its initial underwriting decisions. However, a FICO score of the signing individual is only one of many factors used at origination to assess the probability of a business account defaulting. Therefore, the bank has supplemented these FICO scores with additional custom scoring and other underwriting criteria. Investors should also note that the probability of a business account defaulting is only one factor for predicting future dollar loss rates. Dollar loss rates are also affected by, among other factors, credit line assignment strategies, card utilization rates, seasonality, the level of bankruptcies and general macroeconomic conditions.

      For those accounts included in the trust portfolio as of May 1, 2003, the table below shows the FICO scores for the signing individuals for new business relationships at the time an account was originated. We present it solely to assist investors in understanding the credit quality at origination of the signing individuals who are joint obligors on the account, of the businesses that we target and underwrite.

      Since June 2000, we have not approved any new accounts if the signing individual for that account had a FICO score of 660 or lower or the FICO score was unavailable at the time of underwriting. Prior to June 2000 lower FICO scores were permitted. There can be no assurance that the distributions of FICO scores at time of origination described in the table below will remain constant over the life of the trust because future accounts designated to the trust may have distributions different than those presented below.

----------
* FICO(R) is a federally registered servicemark of Fair, Isaac & Company.

      Because FICO scores for the signing individuals can and do change over time, the table is not indicative of the distribution of the most recent FICO scores for the signing individuals for relationships within the trust portfolio. Distributions of the most recent FICO scores would show greater percentages in the lower FICO score ranges.

                                 TRUST PORTFOLIO
                       FICO SCORES AT TIME OF ORIGINATION
                           BY BUSINESS RELATIONSHIP(1)

                                             PERCENTAGE OF                            PERCENTAGE
                           NUMBER OF           NUMBER OF                               OF TOTAL
FICO SCORE RANGE         RELATIONSHIPS       RELATIONSHIPS     TOTAL RECEIVABLES      RECEIVABLES
                        --------------       -------------     -----------------      -----------
No FICO Score                    2,241            0.23%          $    7,137,596            0.26%
Less than 600                      243            0.03%          $      177,780            0.01%
600 - 660 ....                  78,997            8.16%          $  254,813,077            9.28%
661 - 719 ....                 469,245           48.50%          $1,499,282,610           54.60%
720 and Higher                 416,773           43.08%          $  984,617,206           35.85%
                        --------------          ------           --------------          ------
         Total                 967,499          100.00%          $2,746,028,269          100.00%
                        ==============          ======           ==============          ======

----------
(1)   Includes 245,812 inactive relationships with a $0.00 balance.

                         ADVANTA BUSINESS CARD PORTFOLIO
                    REVENUE FROM FINANCE CHARGES AND FEES(1)
                        (BY ACTIVE BUSINESS RELATIONSHIP)

                                               THREE MONTHS
                                                   ENDED                            YEAR ENDED DECEMBER 31,
                                                 MARCH 31,      ---------------------------------------------------------------
                                                   2003            2002        2001           2000         1999         1998
                                                 ---------      ---------    ---------      ---------    ---------    ---------
AVERAGE MONTHLY ACCRUED FEES AND CHARGES(2)(3)   $   80.34      $   85.93    $   86.51      $   81.45    $   76.28    $   73.35
   Average Monthly Finance Charges and Late
     Fees ....................................   $   61.58      $   66.11    $   67.62      $   63.11    $   59.22    $   59.20
   Average Monthly Interchange Fees ..........   $   14.92      $   14.97    $   14.35      $   14.44    $   13.16    $   10.39
   Average Monthly Other Fees ................   $    3.84      $    4.85    $    4.54      $    3.90    $    3.90    $    3.76
AVERAGE ACCOUNT BALANCE(4) ...................   $   4,604      $   4,247    $   3,980      $   3,854    $   4,168    $   4,470
YIELD FROM FEES AND FINANCE CHARGES(2)(3) ....       20.94%(5)      24.28%       26.08%         25.36%       21.96%       19.69%
   Yield from Finance Charges and Late Fees ..       16.05%(5)      18.68%       20.39%         19.65%       17.05%       15.89%
   Yield from Interchange Fees ...............        3.89%(5)       4.23%        4.33%          4.49%        3.79%        2.79%
   Yield from Monthly Other Fees .............        1.00%(5)       1.37%        1.36%          1.22%        1.12%        1.01%

----------

(1)   The figures shown include revenue attributable to Interchange.

(2) Fees and Charges are comprised of the items shown on the following three lines, being finance charges and late fees, interchange fees and other fees.

(3) Average Monthly Accrued Fees and Charges and Yield from Fees and Finance Charges are presented net of adjustments made pursuant to the seller's normal servicing procedures, including removal of incorrect or disputed fees and finance charges and reversal of finance charges accrued on charged-off accounts.

(4) Average Account Balance includes purchases, cash advances and billed and unpaid fees and finance charges, and is calculated based on the weighted average of each month's average daily balance and the weighted average of each month's average number of gross active accounts.

(5)   Annualized.

RECOVERIES

      Pursuant to the terms of the indenture, the transferor will be required to transfer to the trust all of the recoveries that are reasonably estimated by the servicer on receivables in charged-off accounts designated for the trust, including amounts received by the transferor or the servicer from the purchaser or transferee with respect to the sale or other disposition of receivables in defaulted accounts ("RECOVERIES"). Collections of recoveries will be treated as collections of finance charge and administrative receivables and included as part of the Net Portfolio Yield.

PAYMENT RATES

      The following table sets forth the highest and lowest cardholder monthly payment rates for the Advanta Business Card Portfolio during any month in the periods shown and the cardholders' average monthly payment rates for all months in the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of principal receivables and finance charge and administrative receivables for the accounts.

                         ADVANTA BUSINESS CARD PORTFOLIO
                              MONTHLY PAYMENT RATES

                     THREE MONTHS
                        ENDED                           YEAR ENDED DECEMBER 31,
                       MARCH 31,      -------------------------------------------------------------
                         2003         2002           2001         2000          1999           1998
                        -----         -----         -----         -----         -----         -----
Lowest Month(1)         17.33%        17.10%        16.57%        17.91%        15.97%        12.32%
Highest Month(1)        20.51%        21.85%        21.06%        21.30%        19.10%        17.64%
Monthly Average         19.09%        19.84%        19.29%        19.26%        17.85%        15.23%

----------

(1) The monthly payment rates are calculated as the total amount of payments received during the month divided by the total receivables outstanding on the accounts as of the beginning of the month, including principal and finance charge and administrative receivables.

                               THE TRUST PORTFOLIO

      The amount of collections on receivables may vary from month to month due to seasonal variations, general economic conditions and payment habits of individual cardholders. We cannot assure you that collections of principal receivables for the trust portfolio, and thus the rate at which noteholders could expect to accumulate or receive payments of principal on their notes during the controlled accumulation period or the early amortization period, will be similar to the historical experience of the Advanta Business Card Portfolio set forth above.

      The following information and tables summarize the trust portfolio by various criteria as of the beginning of the day on May 1, 2003. Because the future composition of the trust portfolio may change over time, this information and these tables are not necessarily indicative of the composition of the trust portfolio at any subsequent time.

      The following is selected information about the receivables, as they relate to the businesses with which the bank has active account relationships. Active accounts are those accounts that have a balance -- which may include a $0.00 balance -- and as to which: the obligor is not engaged in a bankruptcy proceeding; the account has not been closed, revoked or frozen; the related charge card has not been reported as stolen; the account has not been designated as subject to fraud; there exists no prohibited authorizations; and with respect to which there exists no prohibited interest accrual.

      o The receivables in the trust portfolio, as of the beginning of the day on May 1, 2003, consisted of $2,680,193,748 of principal receivables, $65,834,521 of finance charge and administrative receivables, for a combined total of $2,746,028,269 of principal receivables and finance charge and administrative receivables (the "total receivables balance").

      o The accounts of businesses designated for the trust portfolio had an average total receivables balance of $3,805 and an average credit limit of $11,996.

      o The average total receivable balance of the accounts of businesses designated for the trust portfolio expressed as a percentage of the average total credit limit was 31.72%. The average age of the accounts of businesses designated for the trust portfolio was approximately 30.89 months.

      o As of the beginning of the day on May 1, 2003, accounts of businesses designated for the trust portfolio had billing addresses in all 50 states, plus certain other U.S. territories and possessions.

                                 TRUST PORTFOLIO
                   ACCOUNT BALANCE BY BUSINESS RELATIONSHIP(1)

                                                  PERCENTAGE OF                                     PERCENTAGE
                             NUMBER OF              NUMBER OF                                        OF TOTAL
ACCOUNT BALANCE RANGE      RELATIONSHIPS          RELATIONSHIPS         TOTAL RECEIVABLES          RECEIVABLES
                          ---------------        ---------------        -----------------        ---------------
Less than $0.00 ..                 11,265                   1.16%        $    (2,637,064)                  (0.10)%
$0.00 ............                394,137                  40.74%        $             0                    0.00%
$0.01-$5,000 .....                366,813                  37.91%        $   626,970,585                   22.83%
$5,000.01-$10,000                 114,665                  11.85%        $   825,284,629                   30.06%
$10,000.01-$20,000                 64,948                   6.71%        $   887,365,294                   32.32%
$20,000.01-$25,000                  8,557                   0.89%        $   189,859,148                    6.91%
Over $25,000 .....                  7,114                   0.74%        $   219,185,677                    7.98%
                          ---------------        ---------------         ---------------         ---------------
         Total ...                967,499                 100.00%        $ 2,746,028,269                  100.00%
                          ===============        ===============         ===============         ===============

----------
(1)   Includes 245,812 inactive relationships with a $0.00 balance.

                                 TRUST PORTFOLIO
                    CREDIT LIMIT BY BUSINESS RELATIONSHIP(1)

                                          PERCENTAGE OF                         PERCENTAGE
CREDIT LIMIT              NUMBER OF         NUMBER OF                            OF TOTAL
BALANCE RANGE           RELATIONSHIPS     RELATIONSHIPS   TOTAL RECEIVABLES     RECEIVABLES
                       --------------     -------------   -----------------     -----------
$0 ............                    21          0.00%        $          663          0.00%
$1-$1,500 .....                 8,158          0.84%        $    2,905,207          0.11%
$1,501-$5,000 .               206,523         21.35%        $  228,939,399          8.34%
$5,001-$10,000                319,505         33.02%        $  597,921,627         21.77%
$10,001-$15,000               245,182         25.34%        $  678,678,581         24.72%
$15,001-$25,000               155,537         16.08%        $  813,781,812         29.63%
$25,001-$35,000                26,245          2.71%        $  293,818,837         10.70%
Over $35,000 ..                 6,328          0.66%        $  129,982,143          4.73%
                       --------------        ------         --------------        ------
         Total                967,499        100.00%        $2,746,028,269        100.00%
                       ==============        ======         ==============        ======

----------
      (1)   Includes 245,812 inactive relationships with a $0.00 balance.

                                 TRUST PORTFOLIO
                 MONTHS AS CUSTOMER BY BUSINESS RELATIONSHIP(1)

                                                PERCENTAGE OF                         PERCENTAGE
                                 NUMBER OF        NUMBER OF                            OF TOTAL
ACCOUNT AGE                    RELATIONSHIPS    RELATIONSHIPS    TOTAL RECEIVABLES    RECEIVABLES
                              --------------    -------------    -----------------    -----------
0 months to 3 months .                36,561          3.78%        $  159,535,525          5.81%
4 months to 6 months .                66,995          6.92%        $  272,397,293          9.92%
7 months to 9 months .                42,750          4.42%        $  128,386,792          4.68%
10 months to 12 months                50,090          5.18%        $  125,755,317          4.58%
13 months to 18 months                57,761          5.97%        $  167,426,369          6.10%
19 months to 24 months                93,124          9.62%        $  230,154,527          8.38%
25 months to 36 months               202,690         20.95%        $  501,297,333         18.26%
37 months to 48 months               178,206         18.42%        $  458,967,553         16.71%
49 months to 60 months                87,143          9.01%        $  190,933,283          6.95%
Over 60 months .......               152,179         15.73%        $  511,174,277         18.61%
                              --------------        ------         --------------        ------
         Total .......               967,499        100.00%        $2,746,028,269        100.00%
                              ==============        ======         ==============        ======

----------
      (1)   Includes 245,812 inactive relationships with a $0.00 balance.

                                 TRUST PORTFOLIO
               GEOGRAPHIC DISTRIBUTION BY BUSINESS RELATIONSHIP(1)

                                         PERCENTAGE OF                         PERCENTAGE
GEOGRAPHIC               NUMBER OF         NUMBER OF                            OF TOTAL
LOCATION               RELATIONSHIPS     RELATIONSHIPS   TOTAL RECEIVABLES     RECEIVABLES
                      --------------     -------------   -----------------     -----------
California ...               133,357         13.78%        $  363,624,564         13.24%
Florida ......                71,513          7.39%        $  196,729,545          7.16%
Texas ........                70,937          7.33%        $  200,886,449          7.32%
New York .....                66,515          6.87%        $  177,760,604          6.47%
Illinois .....                40,788          4.21%        $  120,669,077          4.40%
Pennsylvania .                38,947          4.03%        $  108,922,984          3.97%
Michigan .....                31,933          3.30%        $  103,360,125          3.76%
Ohio .........                30,438          3.15%        $   95,511,365          3.48%
New Jersey ...                34,709          3.59%        $   91,891,701          3.35%
Georgia ......                23,964          2.48%        $   70,997,477          2.59%
Colorado .....                22,429          2.32%        $   65,973,923          2.40%
Massachusetts                 24,825          2.57%        $   65,337,889          2.38%
North Carolina                21,504          2.22%        $   63,778,652          2.32%
Virginia .....                20,835          2.15%        $   61,026,638          2.22%
Indiana ......                18,855          1.95%        $   59,587,064          2.17%
All Others ...               315,950         32.66%        $  899,970,212         32.77%
                      --------------        ------         --------------        ------
         Total               967,499        100.00%        $2,746,028,269        100.00%
                      ==============        ======         ==============        ======

----------
      (1)   Includes 245,812 inactive relationships with a $0.00 balance.

                                 TRUST PORTFOLIO
                     DELINQUENCY BY BUSINESS RELATIONSHIP(1)

                                           PERCENTAGE OF                          PERCENTAGE
NUMBER OF DAYS             NUMBER OF         NUMBER OF                             OF TOTAL
DELINQUENT               RELATIONSHIPS     RELATIONSHIPS   TOTAL RECEIVABLES     RECEIVABLES
                        --------------     -------------   -----------------     -----------
Current ........               927,619         95.88%        $2,439,480,639         88.84%
1 to 29 Days ...                19,547          2.02%        $  127,946,254          4.66%
30 to 59 Days ..                 6,025          0.62%        $   48,971,579          1.78%
60 to 89 Days ..                 4,705          0.49%        $   41,138,164          1.50%
90 to 119 Days .                 3,805          0.39%        $   35,181,416          1.28%
120 to 149 Days                  3,210          0.33%        $   28,353,324          1.03%
150 to 179 Days                  2,588          0.27%        $   24,956,893          0.91%
180 days or more                     0          0.00%        $            0          0.00%
                        --------------        ------         --------------        ------
         Total .               967,499        100.00%        $2,746,028,269        100.00%
                        ==============        ======         ==============        ======

----------
      (1)   Includes 245,812 inactive relationships with a $0.00 balance.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Not Applicable

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2003

                                  ADVANTA BUSINESS CARD MASTER TRUST

                                  By:    Advanta Bank Corp., as attorney-in-fact


                                  By: /s/ Michael Coco
                                     -----------------------------
                                  Name:  Michael Coco
                                  Title: Vice President

                                  ADVANTA BUSINESS RECEIVABLES CORP.


                                  By: /s/ Mark Shapiro
                                     -----------------------------
                                  Name:  Mark Shapiro
                                  Title: Vice President and Assistant Treasurer